SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 12, 2004
                                                         ----------------

                          PCS RESEARCH TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-25449                      33-0856651
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
   Formation)



            3655 Nobel Drive, Suite 540   San Diego, California 92122
            ---------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         99.1     Press Release of the Company, dated January 12, 2004.

Item 9.  Regulation FD Disclosure
         ------------------------

         See Item 12.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On January 12, 2004, the Company issued the press release furnished as
Exhibit 99.1 to the Current Report.



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

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                          PCS RESEARCH TECHNOLOGY, INC.



                                          By:/s/ BRIAN M. OVERSTREET
                                             ----------------------------------
                                          Name:  Brian M. Overstreet
                                          Title: President and Chief Executive
                                                 Officer


Dated:  January 12, 2004

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